Income Taxes	12 Months Ended
Dec. 31, 2025
DMY SQUARED TECHNOLOGY GROUP, INC [Member]
Income Taxes [Line Items]
Income Taxes

Note 10—Income Taxes

The income tax provision consists of the following:

	December 31, 2025	December 31, 2024
Current
Federal	$223,826	$261,958
State	86,697	132,692
Deferred
Federal	(900,144)	(420,563)
State	(270,901)	(67,622)
Valuation allowance	1,171,045	488,185
Income tax provision	310,523	394,650
Adjustment for prior year tax estimate	(49,376)	39,807
Income tax provision, net	$261,147	$434,457

The Company’s net deferred tax assets are as follows:

	December 31, 2025	December 31, 2024
Deferred tax assets:
Start-up/organization costs	$12,928,719	$949,417
Merger costs	827,591	-
Net operating loss carryforwards	-	-
Total deferred tax assets	2,120,462	949,417
Valuation allowance	(2,120,462)	(949,417)
Deferred tax asset, net of allowance	$-	$-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the years ended December 31, 2025 and 2024, the valuation allowances were approximately $2.1 million and $949,000, respectively. As of December 31, 2025 and 2024, the Company has no U.S. federal net operating loss carryforwards and no state net operating loss carryovers available to offset future taxable income.

A reconciliation of the statutory federal income tax rate (benefit) to the Company’s effective tax rate (benefit) is as follows:

	December 31, 2025	December 31, 2024
Statutory federal income tax rate	21.0%	21.0%
State tax	6.5%	6.5%
Non-deductible change in fair value of warrant liabilities	(22.1)%	(41.0)%
Non-deductible meals and tax penalties	(0.2)%	(12.3)%
Change in valuation allowance	(6.6)%	(87.1)%
Income tax expense	(1.49)%	(112.9)%

There were no foreign tax effects, changes in tax laws or rates enacted in the current periods, effect of cross-border tax laws, tax credits, or unrecognized tax benefits as of December 31, 2025 and 2024. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company has been subject to income tax examinations by major taxing authorities since inception. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.